                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 23, 1996


                            ALLIANT TECHSYSTEMS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-10582              41-16726904
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number         Identification No.)


               600 SECOND STREET N.E.
                HOPKINS, MINNESOTA                       55343-8384
      (Address of principal executive office)            (Zip Code)


       Registrant's telephone number, including area code: (612) 931-6000


                                 NOT APPLICABLE
(Former name, former address and former fiscal year if changed from last report)
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Item 5.  Other Events.

     On December 23, 1996, the registrant announced that it had signed an agreement to sell its Marine Systems Group to Hughes Aircraft Company, as described in a news release, the text of which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

        (a) None.
        (b) None.
        (c) Exhibits.

             Exhibit No.                 Description of Exhibit
             -----------                 ----------------------

                 99           Text of news release dated December 23, 1996


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ALLIANT TECHSYSTEMS INC.


Date: December 30, 1996
                                  By: /s/ Charles H. Gauck
                                Name: Charles H. Gauck
                                 Title: Secretary
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                            ALLIANT TECHSYSTEMS INC.

                                    FORM 8-K

                                 EXHIBIT INDEX

The following exhibits are filed herewith electronically or incorporated herein by reference. The applicable Securities and Exchange Commission File Number is 1-10582.

Exhibit
Number                Description of Exhibit                       Method of Filing
-------               ----------------------                       ----------------
  99        Text of news release dated December 23, 1996     Filed herewith electronically